UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

December 21, 2009
Date of Report (Date of earliest event reported)

Commission File Number: 333-153534

Platinum Studios, Inc.
(Exact name of registrant as specified in its charter)

California, United States
(State or other jurisdiction of incorporation or organization)

20-5611551
(I.R.S. Employer ID Number)

11400 W. Olympic Blvd., 14th Floor, Los Angeles, California 90064
(Address of principal executive offices) (Zip code)

(310) 807-8100
(Issuer's telephone number)

N/A
(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     On December 21, 2009, Platinum Studios, Inc. (the “Company”) completed a private offering of shares of its restricted common stock under the auspices of Rule 506 of Regulation D. Pursuant to this offering, the Company sold a total of 18,827,824 shares of common stock for a total of $941,391. These funds were deposited with the Company to be used for operating capital and no sales commissions, of any kind, were paid in connection with the offering.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2009

PLATINUM STUDIOS, INC.

/s/ Scott Mitchell Rosenberg
Scott Mitchell Rosenberg
Chief Executive Officer